Exhibit 10.53

SECOND AMENDMENT ,

dated as of September 5, 2003,

to the

ASSET SALE AND PURCHASE AGREEMENT,

dated as of July 21, 2003,

by and among

FERMPRO MANUFACTURING, LP,

ASTRAL TECHNOLOGIES, INC.,

the LIMITED PARTNERS
of Seller identified on Schedule 1 to the Purchase Agreement,

MARTEK BIOSCIENCES CORPORATION,

and

MARTEK BIOSCIENCES KINGSTREE CORPORATION

SECOND AMENDMENT TO ASSET SALE AND PURCHASE AGREEMENT

     THIS SECOND AMENDMENT, dated as of September 5, 2003 (this “Second Amendment”), is made in respect of the Asset Sale and Purchase Agreement, dated as of July 21, 2003, by and among FermPro Manufacturing, LP, a Georgia limited partnership (“Seller”), Astral Technologies, Inc., a South Carolina corporation and the general partner of Seller (“Astral”), the limited partners of Seller identified on Schedule 1 to the Purchase Agreement (the “Management Employees”), Martek Biosciences Corporation, a Delaware corporation (“Martek”), and, pursuant to the Joinder Agreement dated as of September 5, 2003 (the “Joinder Agreement”), Martek Biosciences Kingstree Corporation, a Delaware corporation and a wholly owned subsidiary of Martek, as Buyer under the Purchase Agreement, as amended by the First Amendment to Asset Sale and Purchase Agreement dated as of September 2, 2003 by and among each of the parties referred to above (such Asset Sale and Purchase Agreement, as amended, the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement, as amended by this Second Amendment. Unless otherwise specified, section references herein refer to section references set forth in the Purchase Agreement, as amended by this Second Amendment.

     Each of the parties hereto agree to amend the Purchase Agreement upon the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, agree as follows:

ARTICLE I

AMENDMENT TO PURCHASE AGREEMENT

     Section 1.1 Section 1.2(a)(i) is hereby amended by deleting the phrase “, of which $75,000 already has been paid to Seller, in cash, as an earnest money deposit (the “Deposit”), and the remainder of”.

     Section 1.2 Section 1.3 is amended by adding a new Section 1.3(e) which shall read in full as follows:

(e) Buyer agrees to pay Seller an amount equal to thirty percent (30%) of the revenue obtained by Martek upon final sale of the following lots of inventory produced by Seller prior to June 30, 2003: M325, P029, P036, K666, and K668. This inventory will be sold on a FIFO basis along with Martek’s other applicable inventory.

     Section 1.3 Section 2.25(e) is hereby amended by adding the phrase “as of July 21, 2003,” after the words “possession or under its control” in the first sentence thereof.

     Section 1.4 Article 4 of the Purchase Agreement is hereby amended by adding a new Section 4.4 to read in full as follows:

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“4.4. S-8 Registration Statement

Martek shall take all corporate action necessary to reserve for issuance a sufficient number of shares of its common stock for delivery upon the exercise of all options issued under its 2003 New Employee Stock Option Plan, including the options to be issued to the Management Employees (the “2003 Plan Options”). As soon as reasonably practicable after the Closing Date, Martek shall file a registration statement or registration statements on Form S-8, or such other form as may be appropriate, with respect to the shares of its common stock subject to the 2003 Plan Options and shall use its reasonable efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding.”

      Section 1.5 Section 6.4 is hereby amended by (A) inserting the phrase “subject to Section 4.4,” immediately after the first reference to “Martek common stock,” in clause (ii) of such section and (B) replacing the term “three-year” with the term “two-year” in clause (ii) of such section.

     Section 1.6 Section 9.2.13 is hereby amended by replacing the language set forth therein with the word “Reserved.”

     Section 1.7 Section 9.3.6 is hereby amended by replacing the language set forth therein with the word “Reserved.”

     Section 1.8 Section 9.2.21 is hereby amended to read in full as follows:

“9.2.21. Additional Environmental Reports

Copies of the Environmental Reports listed under Category 2 on Schedule 2.25(e) and copies of Environmental Reports in Seller’s possession or under its control since July 21, 2003 that relate to the Property, compliance with Environmental Laws, or any other real property that Seller formerly owned, operated or leased.”

     Section 1.9 Section 9.3.2(f) is hereby amended by replacing the language set forth therein with the word “Reserved.”

     Section 1.10 Section 26 is hereby amended by (A) deleting the definition of “Deposit,” (B) inserting in appropriate alphabetical order a new definition which shall read in full as follows:

“2003 Plan Options” shall have the meaning specified in Section 4.4.”

and (C) inserting at the end of the definition of “Assumed Contracts the following phrase:

“;provided, however, that (i) the Settlement Agreement dated as of August 27, 2003 between Jack Howard, Jr., Seller, Astral, and the Management Employees, and (ii) the Settlement Agreement dated as of September 2, 2003

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between James W. Godfrey, Jr., the Seller, Astral and the Management Employees shall not be included in Assumed Contracts.”

     Section 1.11 Schedule 2.25(e) to the Purchase Agreement is hereby replaced in full with Schedule 2.25(e) to this Second Amendment.

     Section 1.12 Exhibit H to the Purchase Agreement is hereby replaced in full with Exhibit H to this Second Amendment.

ARTICLE II

MISCELLANEOUS

     Section 2.1 Any individual or collective references to the Purchase Agreement in any of the other documents delivered in connection with the Purchase Agreement (collectively, the “Transaction Documents”) shall mean, unless otherwise specifically provided, the Purchase Agreement, as amended by this Second Amendment. In addition, as used in the Purchase Agreement and the Transaction Documents, the words “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Purchase Agreement, as amended by this Second Amendment. However, all other terms and provisions of the Purchase Agreement and the Transaction Documents shall continue in full force and effect and unchanged and are hereby confirmed in all respects by each of the parties hereto.

     Section 2.2 This Second Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed under and in accordance with the laws of the State of Maryland, excluding the choice of law rules thereof.

     Section 2.3 This Second Amendment may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Second Amendment to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all the parties hereto.

     Section 2.4 The parties hereto acknowledge that this Second Amendment complies in all respects with Section 22 of the Purchase Agreement.

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     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or has caused this Agreement to be duly executed and delivered in its name on its behalf, all as of the day and year first above written.

WITNESS:		SELLER:

[Seal]		FermPro Manufacturing, LP

By: Astral Technologies, Inc., its General Partner

	By:	/s/ BARNEY B. EASTERLING. JR.
Name: Barney B. Easterling
Title: President and CEO

[Seal]		Astral Technologies, Inc.

	By:	/s/ BARNEY B. EASTERLING. JR.
Barney B. Easterling, Jr.
President and Chief Executive Officer

Management Employees:

/s/ FLINT HARDING, III
Flint Harding, III

/s/ RACHEL S. MONTGOMERY
Rachel S. Montgomery

/s/ MICHAEL L. HORTON
Michael L. Horton

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/s/ H. RONALD EASLER
H. Ronald Easler

/s/ ROGER H. GAUSE
Roger H. Gause

/s/ BARNEY B. EASTERLING, JR.
Barney B. Easterling, Jr.

BUYER:

[Seal]	Martek Biosciences Corporation

	By:	/s/ GEORGE P. BARKER
	Name:	George P. Barker
	Title:	Sr. Vice President and General Counsel

[Seal]	Martek Biosciences Kingstree Corporation

	By:	/s/ GEORGE P. BARKER
	Name:	George P. Barker
	Title:	Sr. Vice President and General Counsel

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EXHIBIT H

POST-CLOSING ESCROW AGREEMENT